UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 14, 2018

Forest City Realty Trust, Inc.

(Exact name of registrant as specified in its charter)

Maryland	1-37671	47-4113168
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Key Tower, 127 Public Square

Suite 3100, Cleveland, Ohio 44114

(Address of principal executive offices, including zip code)

(216) 621-6060

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☑	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01	Other Events.

On November 12, 2018, Albert B. Ratner filed a complaint against Forest City Realty Trust, Inc. (“Forest City”) in the U.S. District Court for the Northern District of Ohio under the caption Albert B. Ratner v Forest City Realty Trust, Inc., Case No. 1:18-CV-02605. The complaint alleged that the definitive proxy statement provided to stockholders of Forest City in connection with the pending acquisition of Forest City by a Brookfield Asset Management Inc. real estate investment fund was materially misleading. On November 13, 2018, Mr. Ratner filed a motion for a temporary restraining order and preliminary injunction seeking to enjoin the Forest City stockholder vote to approve the pending acquisition until 30 days after certain supplemental disclosures were made. On November 14, 2018, Forest City filed a brief in opposition to the motion.

After reviewing the above submissions, on November 14, 2018, Judge Christopher A. Boyko issued an order denying the motion. Accordingly, the special meeting of Forest City stockholders to consider and vote upon the approval of the acquisition will be held as scheduled, tomorrow, November 15, 2018, at 9:30 a.m. Eastern Time at the 39th Floor, Lakeview Room, located in the offices of Thompson Hine LLP, Key Tower, 127 Public Square, Cleveland, Ohio 44114.

Cautionary Statement Regarding Forward-Looking Statements

Certain statements in this communication, including, without limitation, statements regarding the proposed acquisition of Forest City by an entity affiliated with a Brookfield Asset Management Inc. real estate investment fund (the “proposed transaction”), plans and objectives, and management’s beliefs, expectations or opinions, may contain forward-looking information within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements relate to future, not past, events and often address expected future actions and expected future business and financial performance. Forward-looking statements may be identified by the use of words such as “potential,” “expect,” “intend,” “plan,” “may,” “subject to,” “continues,” “if” and similar words and phrases. These forward-looking statements are not guarantees of future events and involve risks, uncertainties and assumptions that are difficult to predict.

Actual results, developments and business decisions may differ materially from those expressed or implied in forward-looking statements as a result of factors, risks and uncertainties over many of which Forest City has no control. These factors, risks and uncertainties include, but are not limited to, the following: (1) the conditions to the completion of the proposed transaction potentially not being satisfied; (2) the parties’ ability to meet expectations regarding the timing of the proposed transaction; (3) the occurrence of any event, change or other circumstance that could give rise to the termination of the transaction agreement between the parties to the proposed transaction; (4) the effect of the announcement or pendency of the proposed transaction on business relationships, operating results, and business generally; (5) risks that the proposed transaction disrupts current plans and operations and potential difficulties in employee retention as a result of the proposed transaction; (6) risks related to diverting management’s attention from ongoing business operations; (7) the outcome of any legal proceedings that may be instituted related to the proposed transaction or the transaction agreement between the parties to the proposed transaction; (8) the amount of the costs, fees, expenses and other charges related to the proposed transaction; (9) general economic conditions, particularly those in the real estate development and property sectors; (10) stock trading prices; and (11) other factors discussed from time to time in the reports of Forest City filed with the SEC, including the factors discussed in Item 1A of Forest City’s most recent Annual Report on Form 10-K as filed with the SEC on February 22, 2018, which are available free of charge at http://www.sec.gov.

Forward-looking statements reflect the views and assumptions of management as of the date of this communication with respect to future events. Forest City does not undertake, and hereby disclaims, any obligation, unless required to do so by applicable laws, to update any forward-looking statements as a result of new information, future events or other factors. The inclusion of any statement in this communication does not constitute an admission by Forest City or any other person that the events or circumstances described in such statement are material.

Additional Information and Where to Find It

This communication may be deemed to be solicitation material in respect of the proposed acquisition of Forest City by an entity affiliated with a Brookfield Asset Management Inc. real estate investment fund. In connection with the proposed transaction, Forest City has filed a definitive proxy statement on Schedule 14A (the “Proxy Statement”) with the SEC, as well as other relevant materials in connection with the proposed transaction. This communication is not a substitute for the Proxy Statement or for any other document that Forest City has filed or may file with the SEC or send to Forest City’s stockholders in connection with the proposed transaction. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH THE SEC, INCLUDING THE PROXY STATEMENT, BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and security holders may obtain free copies of the Proxy Statement and the other documents filed by Forest City, when available, at the SEC’s web site, http://www.sec.gov. In addition, investors may obtain free copies of the Proxy Statement and the other documents filed with the SEC by Forest City, when available, by contacting Forest City Investor Relations at (216)-416-3325 or at Forest City’s website at http://ir.forestcity.net/.

Participants in Solicitation

Forest City and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the holders of Forest City’s common stock in respect of the proposed transaction. Information about the directors and executive officers of Forest City is set forth in the proxy statement for Forest City’s 2018 Annual Meeting of Stockholders, which was filed with the SEC on May 16, 2018, and in subsequent documents filed with the SEC. Additional information regarding persons who may be deemed participants in the proxy solicitations and a description of their direct and indirect interests, by security holdings or otherwise, is also included in the Proxy Statement and may be included in other relevant materials to be filed with the SEC when they become available.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FOREST CITY REALTY TRUST, INC.

	By:	/s/ ROBERT G. O’BRIEN
	Name:	Robert G. O’Brien
	Title:	Executive Vice President and Chief Financial Officer
Date: November 14, 2018